Exhibit 10(b)
                                The Beard Company

                            INDEMNIFICATION AGREEMENT


     THIS AGREEMENT is made this 15th day of December,  1995,  between THE BEARD
COMPANY,     an     Oklahoma     corporation     (the     "Corporation")     and
__________________________ ("Director").

                                WITNESSETH THAT:

     WHEREAS, Director has agreed to be nominated for election to the Board of Directors of the Corporation and, if elected, to serve as a director of the Corporation; and

     WHEREAS, if Director becomes a director of the Corporation he will be performing a valuable service for Corporation; and

     WHEREAS, the stockholders of Corporation have adopted By-laws (the "By-laws") providing for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 1031 of the Oklahoma General Corporation Act, as amended (the "State Statute"); and

     WHEREAS, the By-laws and the State Statute specifically provide that they are not exclusive, and thereby contemplate that contracts may be entered into between Corporation and the members of its Board of Directors with respect to indemnification of such directors; and

     WHEREAS, recent developments with respect to the application, amendment and enforcement of statutory and by-law indemnification provisions generally have raised questions concerning the adequacy and reliability of the protection afforded to directors thereby; and

     WHEREAS, in order to resolve such questions and thereby induce Director to serve and to continue to serve as a member of the Board of Directors of the Corporation, the Corporation has determined and agreed to enter into this contract with Director;

     NOW, THEREFORE, in consideration of Director's continued service as a Director after the date hereof the parties hereto agree as follows:

     1. Indemnity of Director. Corporation hereby agrees to hold harmless and indemnify Director to the fullest extent authorized or permitted by the provisions of the State Statute, or by any amendment thereof, or any other statutory provisions authorizing or permitting such indemnification presently in existence or which may be adopted after the date hereof. In this regard, the Corporation agrees to indemnify Director and to hold Director harmless from and against any and all claims, threats, investigations, actions and other proceedings, whether civil, criminal, administrative or otherwise, (any such claim, threat, investigation, action or proceeding hereinafter referred to as an "Action"), damages, judgments, penalties, fines, losses, liabilities, settlement amounts, costs and expenses (including, without limitation, reasonable legal fees, costs and disbursements) (collectively, "Losses") incurred, suffered or expended by or threatened against Director with respect to any action or inaction taken in the course of (a) Director's nomination and standing for election as a Director of Corporation, (b) if elected a Director of Corporation, Director's duties as a Director of Corporation, including without limitation any such Action or Loss to which Director may become subject under the Securities Act of 1933, the Securities Exchange Act of 1934, any state securities, takeover or corporate law, or any other federal or state law or regulation or at common law, (c) Director's duties as an officer, employee or agent of the Corporation (if he serves in such capacities) and (d) Director's duties as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise if serving in such capacities at the request of the Corporation. If Director is entitled under any provision of this Agreement to indemnification by the Corporation for some or a portion of any losses in respect of an action but not, however, for all of the total amount thereof, the Corporation will nevertheless indemnify Director for the portion thereof to which Director is entitled. Payment of any indemnification pursuant to this
Section 1 shall be made within 30 business days after request by Director therefor. If requested by Director, payment of indemnification for any such Losses shall be made as the same are incurred notwithstanding that the Action in respect of which the same were incurred has not been finally determined.

     2. Limitations on Additional Indemnity. No indemnity pursuant to Section 1 hereof shall be paid by Corporation:

          2.1. In respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

          2.2. On account of any suit in which judgment is rendered against a Director for an accounting of profits made from the purchase or sale by Director of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;

          2.3. On account of  Director's  conduct  which is finally  adjudged to
     have  been  knowingly   fraudulent,   deliberately   dishonest  or  willful
     misconduct; or

          2.4. If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful;

provided, however, notwithstanding any other provision of this agreement to the contrary, to the extent Director has been successful on the merits or otherwise in defense of any or all actions relating in whole or in part to an Action for which indemnification may be provided under this Agreement or in defense of any issue or matter therein, including dismissal without prejudice, Director will be indemnified against all expenses incurred in connection therewith.

     3. Continuation of Indemnity. All agreements and obligations of Corporation contained herein shall continue during the period Director is a director, officer, employee or agent of Corporation or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether, civil, criminal or investigative, by reason of the fact that Director was a director of Corporation or serving in any other capacity referred to herein.

     4. Notification and Defense of Claim. Promptly after receipt by Director of notice of the commencement of any Action, Director will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify
Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director otherwise than under this Agreement. With respect to any such Action as to which Director notifies Corporation of the commencement thereof:

          4.1. Corporation will be entitled to participate therein at its own expense; and

          4.2. Except as otherwise provided below, to the extent that it may wish, the Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel satisfactory to Director. After notice from Corporation to Director of its election so to assume the defense thereof, Corporation will not be liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ its counsel in such Action but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by Corporation, (ii) Director shall have reasonably concluded that there may be a conflict of interest between Corporation and Director in the conduct of the defense of such Action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such Action, in each of which cases the fees and expenses of counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any Action brought by or on behalf of Corporation or as to which Director shall have made the conclusion provided for in (ii) above.

          4.3. Corporation shall not be liable to indemnify Director under this Agreement for any amounts paid in settlement of any Action effected without its written consent. Corporation shall not settle any Action (wherein claims are threatened or asserted against Director) without Director's written consent. Neither the Corporation nor Director will unreasonably withhold its consent to any proposed settlement.

     5. Advance of Expenses. Corporation agrees to reimburse Director within five business days after request therefor, and in advance of the final determination of any matter for which a claim for indemnification may be made pursuant to this Agreement, to the fullest extent permitted by law for any legal or other expenses incurred by Director either in connection with investigating, preparing to defend or defending, or providing evidence in or preparing to serve or serving as a witness with respect to, any Action arising in any manner out of or in connection with Director's nomination and standing for election as a Director of Corporation and, if elected a Director of Corporation, Director's acting as a director of Corporation including, without limitation, in connection with the enforcement of this Agreement and the indemnification obligations set forth herein. If requested by Director, Corporation shall, within five (5) business days after request therefor, advance to Director any such legal or other expenses which Director reasonably anticipates he will incur.

     6. Repayment of Expenses. Director agrees that Director will reimburse Corporation for all reasonable expenses paid by Corporation in defending any Action against Director in the event and only to the extent that it shall be ultimately determined that Director is not entitled to be indemnified by or receive contribution from Corporation for such expenses under the provisions of the State Statute, the By-laws, this Agreement or otherwise.

     7. Contribution. If indemnification is not available to Director under the provisions of this Agreement hereof for any reason, Director shall nevertheless be entitled to contribution toward Losses. Such contribution shall be (i) in such proportion as is appropriate to reflect the relative benefits received by Director and Corporation resulting from Director serving as a director of Corporation or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Director on the one hand and Corporation on the other in connection with the Action or other action, event or omission which resulted in such Losses, as well as any other relevant equitable considerations. Director and Corporation agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation.

     8. Enforcement.

          8.1. Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director to stand for election as a director of Corporation and, if elected, to serve as a director of Corporation, and acknowledges that Director is relying upon this Agreement. In connection with any determination as to whether Director is entitled to be indemnified under this Agreement, the burden of proof will be on the Corporation to establish that Director is not so entitled.

          8.2. In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, Corporation shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action.

     9. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof.

     10. Governing Law; Binding Effect; Amendment and Termination.

          10.1. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Oklahoma.

          10.2. This Agreement shall be binding upon Director and upon Corporation, its successors and assigns, and shall inure to the benefit of Director, his heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

          10.3. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     11. No Presumption. For purposes of this Agreement, the termination of any Action by judgment, order, settlement (whether with or without court approval), or conviction, or upon a plea of nolo contendere or its equivalent, will not create a presumption that Director did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

     12. Liability Insurance. To the extent Corporation maintains an insurance policy or policies providing directors' liability insurance, Corporation will use its best efforts to cause Director to be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Corporation director.

     13. Reservation of Right. The indemnification provided by this Agreement shall not be deemed exclusive of any other rights to indemnification to which Director may be entitled under any statute, certificate or articles of incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise, and shall continue after Director has ceased to be a director or failed to be elected a director.

     14. Notices. For all purposes of this Agreement, all communications, including without limitation notices, consents, requests, or approvals, required or permitted to be given hereunder will be in writing and will be deemed to have been duly given when hand delivered or dispatched by electronic facsimile transmission (with receipt thereof orally confirmed), or five (5) calendar days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, or one business day after having been sent for next-day delivery by a nationally recognized overnight courier service such as Federal Express, UPS, DHL or Airborne, addressed to Corporation (to the attention of the President or the Secretary of the Corporation) at its address set forth below and to Director at his address set forth below, or to such other address as either party may have furnished to the other in writing and in accordance herewith, except that notices of changes of address will be effective only upon receipt.

     15. Amendment. The terms of this Agreement may be amended or modified only by an instrument in writing by the parties hereto.

     16. Waiver, Etc. No waiver or discharge of any pro vision of this Agreement or a breach of any provision of this Agreement shall be effective unless such waiver or discharge is agreed to in writing and signed by the party to be charged. Any waiver on the part of any party hereto of any right or interest under this agreement shall not constitute the waiver of any other right or interest or any subsequent waiver of such right or inter est. The failure of any party at any time to require performance of any provision of this Agreement shall not affect the right of such party to require full performance thereof at any time there after. Any waiver of any party of a breach of any provision of this Agreement shall not constitute a waiver of any subsequent breach thereof and shall not nullify the effectiveness of such provision. The failure by any party to give notice of a breach of any provision of this Agreement shall not constitute a waiver of such breach.

     17. Captions; References. The captions throughout this Agreement are for convenience only and are not intended to limit or be used in the interpretation of the provisions of this Agreement. References in this Agreement to Sections are references to Sections of this Agreement.

     19.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

CORPORATION:                  THE BEARD COMPANY



                              By_________________________________
                                                            Title

                                Enterprise Plaza
                                5600 N. May Avenue, Suite 290
                                Oklahoma City, Oklahoma 73112
                                Telephone: (405) 842-2333
                                FAX (405) 842-9901


DIRECTOR:
          _________________________________
                                                         Director


          _______________________________

Address


          _______________________________

Address